SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported)     September 24, 1997
                                                       ------------------



                                  PEOPLE'S BANK
             (Exact Name of Registrant as Specified in its Charter)



                                   Connecticut
                 (State or Other Jurisdiction of Incorporation)


                333-33269                       06-1213065
         (Commission File Number)      (I.R.S. Employer Identification No.)


  850 Main Street, Bridgeport, Connecticut           06604
  (Address of Principal Executive Offices)        (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




                                                                  Page 1 of 244.
                                            Index to Exhibits appears at page 5.

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.             Document Description
-------           --------------------

1                 Underwriting Agreement.

4.1               The Amendment to Amended and Restated Pooling and Servicing
                  Agreement

4.2               Series 1997-2 Supplement to the Pooling and Servicing
                  Agreement.

4.3               Interest Rate Caps.

20                Monthly Servicer's Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PEOPLE'S BANK



Dated: October 9, 1997           By:  /s/ William T. Kosturko
                                     -----------------------------------
                                          William T. Kosturko
                                          Executive Vice President and
                                          General Counsel

                                INDEX TO EXHIBITS



Exhibit                                                      Sequential
  No.             Document Description                       Page No.
-------           --------------------                       ----------

1                 Underwriting Agreement...........................6

4.1               The Amendment to Amended and Restated
                  Pooling and Servicing Agreement.................44

4.2               Series 1997-2 Supplement to the Pooling
                  and Servicing Agreement.........................51

4.3               Interest Rate Caps.............................179

20                Monthly Servicer's Report......................233